UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

Delaine Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-54583	27-2901464
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

393 Crescent Ave, Wyckoff, NJ 07481

(Address of principal executive offices, including zip code)

(201) 425-4725

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or ByLaws: Change in Fiscal Year.

Effective February 6, 2015, the registrant amended its Articles of Incorporation to change our name to Car Monkeys Group.  Effective February 13, 2015, our trading symbol will change to CKMY.

Item 9.01 Financial Statements and Exhibits.

The following documents are filed as a part of this report:

Exhibit No.	Description

3.2	Amendment to the Articles of Incorporation

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DELAINE CORPORATION

February 10, 2015	By:	/s/ Mariusz Girt
Mariusz Girt, President